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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) December 14,
                                      1995

                       PSSFC Equipment Lease Trust 1995-1
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New York                     33-84918                 Application
----------------------------         -------------           -------------------
(State or Other Jurisdiction         (Commission                  Pending.
   of Incorporation)                  File Number)            (I.R.S. Employer
                                                             Identification No.)

  c/o Prudential Securities
      Secured Financing
         Corporation
  Attention: Norman Chaleff                                         10292
One New York Plaza, 12th Fl.                                --------------------
     New York, New York                                           (Zip Code)
----------------------------
    (Address of Principal
     Executive Offices)


        Registrant's telephone number, including area code (212) 778-1000
                                                           ---------------


                                    No Change
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         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Leases

                  Prudential Securities Secured Financing Corporation, as Depositor (the "Depositor"), has registered issuances of an aggregate of up to $400,000,000 in principal amount of leasebacked securities, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-84918) (as amended, the "Registration Statement"). The Depositor formed the PSSFC Equipment Lease Trust 1995-1 (the "Trust"), a New York trust, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Pooling and Servicing Agreement"), among the Depositor, Phoenix Leasing Incorporated, as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"). Pursuant to the Registration Statement, the Trust issued $21,423,000.00 in aggregate principal amount of its 6.85% Lease-Backed Certificates, Class A (the "Certificates"), on November 30, 1995. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which are being filed as exhibits to the Pooling and Servicing Agreement attached hereto as
Exhibit 4.1.

                  The Certificates were issued pursuant to the Pooling and Servicing Agreement attached hereto as Exhibit 4.1. The Certificates consist of three classes, the Class A Certificates (the "Class A Certificates"), the Class B Certificates and the Trust Certificate. Only the Class A Certificates were issued pursuant to the Registration Statement.

                  The assets of the Trust consist of a segregated pool of non-cancelable equipment finance leases, installment sale contracts and loan contracts and any New Leases, (collectively, the "Leases"), together with all monies received relating thereto after November 1, 1995, the equipment leased thereunder and the proceeds thereof and any New Equipment (the "Equipment" and together with the Leases, the "Receivables"), such amounts as from time to time may be held in one or more accounts established by the Servicer, the rights to proceeds under insurance policies covering the Equipment or the related lessors, any guarantees of a lessee's obligation under a Lease, the rights of the Depositor under the Receivables Transfer Agreement (as defined below) and the Contribution Agreement (as defined below) and all proceeds of the foregoing. On and prior to November 30, 1995 (the "Closing Date"), Phoenix Leasing Incorporated ("PLI") transferred the initial Receivables and the related assets to Phoenix Receivables II, Inc. (the "Phoenix Finance Subsidiary") pursuant to the Contribution Agreement, dated as of November 1, 1995, attached hereto as
Exhibit 10.2, between PLI and the Phoenix Finance Subsidiary. On the Closing Date, the Phoenix Finance Subsidiary
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transferred the initial Receivables and the related assets to the Depositor pursuant to the Receivables Transfer Agreement, dated as of November 1, 1995, attached hereto as Exhibit 10.1, among the Phoenix Finance Subsidiary, PLI and the Depositor. The Depositor, in turn, then transferred the initial Receivables and the related assets to the Trust pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1.

                  Interest payments on the Class A Certificates are based on the Outstanding Class A Certificate Principal Balance and the Class A Certificate Rate. The Class A Certificate Rate will be 6.85% per annum. The Class A Certificates have an Initial Class A Certificate Principal Balance of $21,423,000.00.

                  As of the Closing Date, the Receivables possessed the characteristics described in the Prospectus dated December 2, 1994 and the Prospectus Supplement dated November 29, 1995 filed pursuant to Rule 424(b) of the Act on November 30, 1995.

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                  Item 7.           Financial Statements, Pro Forma Financial
                                    Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated November 28, 1995, between Prudential Securities Secured Financing Corporation and
Prudential Securities Incorporated.

                  4.1 Pooling and Servicing Agreement, dated as of November 1, 1995, among Prudential Securities Secured Financing Corporation, as depositor, Phoenix Leasing Incorporated, as servicer, and Bankers Trust Company, as trustee.

                  10.1 Receivables Transfer Agreement, dated as of November 1, 1995, among Prudential Securities Secured Financing
Corporation, Phoenix Leasing Incorporated and Phoenix Receivables

II, Inc.

                  10.2 Contribution Agreement, dated as of November 1, 1995, between Phoenix Leasing Incorporated and Phoenix Receivables II, Inc.

                                        3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       PSSFC EQUIPMENT LEASE TRUST 1995-1,

                                       By:  Prudential Securities Secured
                                            Financing Corporation, as Depositor

                                       By: /s/ Norman Chaleff
                                           --------------------------

                                           Name: Norman Chaleff
                                           Title: Vice President

Dated:  December 12, 1995


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                      EXHIBIT INDEX

================================================================================
Exhibit No.        Description                                Page No.
--------------------------------------------------------------------------------
1.1                Underwriting Agreement, dated
                   November 28, 1995 between
                   Prudential Securities Secured
                   Financing Corporation and
                   Prudential Securities Incorporated.
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4.1                Pooling and Servicing Agreement,
                   dated as of November 1, 1995, among
                   Prudential Securities Secured
                   Financing Corporation, as
                   depositor, Phoenix Leasing
                   Incorporated, as servicer, and
                   Bankers Trust Company, as trustee.
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10.1               Receivables Transfer Agreement,
                   dated as of November 1, 1995, among
                   Prudential Securities Secured
                   Financing Corporation, Phoenix
                   Leasing Incorporated and Phoenix
                   Receivables II, Inc.
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10.2               Contribution Agreement, dated as of
                   November 1, 1995, between Phoenix
                   Leasing Incorporated and Phoenix
                   Receivables II, Inc.
================================================================================